GOODWILL PURCHASE AGREEMENT
                                 PROMISSORY NOTE


$5,400,000.00                                                   Atlanta, Georgia
                                                                August  15, 2006


          FOR VALUE RECEIVED, the undersigned, Ayin Holding Company Inc., a Delaware corporation ("Maker"), hereby promises to pay to the order of Matthew
                         -----
B.  Mitchell,  an  individual  resident of the State of Louisiana ("Seller"), at
                                                                    ------
                    ,  or such other place as Holder shall designate in writing,
--------------------
in lawful money of the United States of America, the principal sum of Five Million Four Hundred Thousand and no/100 Dollars ($5,400,000.00), subject to adjustment pursuant to Section IV below, together with interest thereon, at the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below.

     Section  I.     Definitions

          All capitalized terms not otherwise defined herein shall have the meaning given to them in the Stock Purchase Agreement, dated as of June 20, 2006, among Mitchell Site Acq, Inc., Maker, Seller, and certain other parties identified therein (the "Stock Purchase Agreement").
                            --------------------------

          For the purposes of this Note, the terms set forth below shall be defined as follows:


          (a)  Holder  shall  mean  Seller,  or  any  subsequent  holder hereof.
               ------

          (b)  Maturity  Date  shall  mean  the  third anniversary of this Note.
               --------------

          (c)  Company  shall  mean  Mitchell  Site  Acq,  Inc.
               -------

          (d)  Senior  Lender  shall  mean                      ,  or  any
               --------------               --------------------
               replacement lender or lenders providing, directly or indirectly, senior debt to Company.

          (e)  EBITDA  means,  for  any  period,  the  net  income  (or loss) of
               ------
               Company, for such period, adjusted (i) to add thereto (to the extent deducted from revenues in determining net income), without duplication, (A) interest expense, (B) depreciation and amortization expense, and (C) the annual salary paid to Seller by Company, and (D) the accrual of the 2005 profit distribution, including any provisions or payments made for payroll and benefit Taxes associated therewith, and (ii) to subtract therefrom (to the extent included in determining net income) (A) consolidated interest income, (B) income not related to the Company's Business, and (C) any extraordinary, unusual or non-recurring income or gain, including gain on the sale of any asset, business or subsidiary outside the ordinary course of business, in each case determined on a basis consistent with United States generally accepted accounting principals (applied on a basis constituent with the Audited Financial Statements) utilizing the percentage completion method of accounting.

     Section  II.     Rate  of  Interest
                      ------------------

          From and after the date hereof through the Maturity Date, interest shall accrue on the outstanding principal balance hereof at a rate equal to nine percent (9%) per annum, calculated on the basis of 365 days per year and actual days elapsed.

     Section  III.     Payment  of  Principal  and  Interest
                       -------------------------------------

          The principal amount evidenced by this Note shall be payable by Maker in three equal annual installments of $1,800,000, plus accrued interest, subject to adjustment pursuant to Section IV below (the "Annual Note Payment"), not
                                                      -------------------
later than the fifth (5th) business day following the Final Calculation Date (as defined below) for each of the three Calculation Periods (as defined below) ending in 2007, 2008, and 2009 (each a "Note Payment Date"); provided, however,
                                         -----------------    --------  -------
that any cash payments due hereunder shall be subject to the terms of the loan agreements to which Parent and Company are parties.

     Section  IV.      Annual  Note  Payment  Adjustment.
                       ----------------------------------

          At the end of each of the first three twelve-month periods following Closing (each, a "Calculation Period", and collectively, the "Calculation
                     -------------------                             -----------
Periods"),  Maker  and Holder shall compare the audited EBITDA of Company to the
-------
projected EBITDA of Company, and the Annual Note Payment shall be subject to adjustment as follows:

          (a) Within 120 days after each Calculation Period, Maker shall cause to be prepared and delivered to Holder an audited statement of Company's EBITDA for the preceding twelve-month period (the "Audited EBITDA"). The Audited
                                                   --------------
EBITDA  shall  be  prepared  in  accordance  with  GAAP.

          (b) If, during a Calculation Period, Company shall achieve or exceed eighty-five percent (85%) of the projected EBITDA as set forth below (the "Minimum EBITDA Target"), as evidenced by Company's Audited EBITDA for such
 -----------------------
Calculation Period, the Annual Note Payment for the corresponding Calculation Period shall not be subject to adjustment. If, during a Calculation Period, Company shall not achieve or exceed the Minimum EBITDA Target, as evidenced by the Company's Audited EBITDA for such Calculation Period, the Annual Note Payment for such Calculation Period shall be reduced (i) by ten (10%) percent, plus (ii) an additional two percent (2%) for each one percent (1%) the Audited EBITDA for such Calculation Period is below the Minimum EBITDA Target, provided that in no event shall any Annual Note Payment be reduced more than fifty-percent (50%).

-------------------------------------------------------------
CALCULATION PERIOD  PROJECTED EBITDA   MINIMUM EBITDA TARGET
------------------  -----------------  ----------------------
         1          $       4,953,000  $            4,210,050
------------------  -----------------  ----------------------
         2          $       5,456,000  $            4,637,600
------------------  -----------------  ----------------------
         3          $       6,005,000  $            5,104,250
-------------------------------------------------------------

          For purposes of this Section IV, if Holder has any objection to the Audited EBITDA, as calculated by Maker for any Calculation Period, Holder shall deliver to Maker a detailed statement describing Holder's objections within 30 days after receiving the Audited EBITDA (and if Holder does not object within such 30-day period, then Holder shall be deemed to have accepted the Audited EBITDA as calculated by Maker for such Calculation Period). Maker and Holder shall use their reasonable best efforts to resolve any such objections. If a final  resolution  is  not  obtained  within  30  days  after Maker has received
Holder's statement of objections, Maker and Holder shall appoint a nationally-recognized accounting firm as is mutually acceptable to them, to resolve any remaining objections. The decision of such accounting firm shall be final and binding on all parties. If any unresolved objections are submitted to an accounting firm for resolution as provided above, the fees and expenses of such accounting firm shall be borne (i) by Maker, in the event such accounting firm determines that the Audited EBITDA is 100% or more of the amount calculated by Maker, or (ii) by Holder, in the event such accounting firm determines that the Audited EBITDA is less than 100% of the amount calculated by Maker. The date upon which the Audited EBITDA is finally determined pursuant to this subsection  (b)  shall  be  deemed  the  "Final  Calculation  Date".
                                          ------------------------

     Section  V.     Subordination
                     -------------

          Holder acknowledges and agrees that the entire outstanding principal balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be expressly subordinate and junior in right of payment and exercise of remedies to the prior payment in full of all amounts owed to Senior Lender. Holder hereby acknowledges and agrees that all rights and privileges vested in it as the legal holder of this Note shall be and are subordinate and inferior to the rights, liens, and privileges vested in Senior Lender.

      Section  VI.     Holder's  Right  of  First  Refusal
                       -----------------------------------

          Prior to Senior Lender exercising any right to accelerate the indebtedness owed to it by Maker, Holder shall have the right to pay in full all outstanding principal and interest any other amounts owing by Maker and Company to Senior Lender (the "Right of First Refusal"). If Holder exercises the Right
                        ----------------------
of First Refusal, then Maker hereby acknowledges and agrees that it shall tender to Holder, for no additional consideration, all of the issued and outstanding capital stock of Company. Maker agrees to cause Senior Lender to agree to the foregoing, and shall provide a copy of such agreement to Holder.

     Section  VII.     Prepayments
                       -----------

Maker shall have the right to prepay the indebtedness evidenced by this Note, in full or in part, at any time, without penalty, fee or charge. All prepayments shall be applied first to interest accrued hereunder, then to principal.

     Section  VIII.     Events  of  Default
                        -------------------

          For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          (a) Maker shall fail to pay in full any Annual Note Payment under this Note when due;

          (b) Any representation or warranty of Maker contained in this Note shall prove to have been untrue in any material respect when made;

          (c) Maker shall default in the observance or performance of any material covenant or agreement contained in this Note, and such default shall continue uncured for a period of 45 days after Holder notifies Maker of such default;

          (d) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or
                                                           ---------------
under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or
(vi) admit in writing its inability or failure to pay its debts generally as such debts become due; and

          (e) There occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof.

          Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to twelve percent (12%), computed on the basis of 365 days per year for the actual number of days elapsed. Forbearance by Holder to exercise its rights with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach.

     Section  IX.     Guaranty
                      --------

          Charys  Holding  Company,  Inc.,  a Delaware corporation ("Guarantor")
                                                                     ---------
guarantees and promises to and for the benefit of Holder that Maker shall perform its payment obligations under this Note (the "Obligations"). If Maker
                                                        -----------
defaults in its Obligations, Holder shall provide Guarantor and Maker notice of such default within fifteen (15) days after the occurrence of such default. If Maker has not cured such default within thirty (30) business days after receipt of the notice, Holder may proceed to enforce against Guarantor or Maker any rights that Holder may have under this Note or pursuant to applicable laws. For the avoidance of doubt, the guaranty set forth in this Section IX requires Guarantor to perform the Obligations to the same extent, and only to such extent, that Maker is obligated to do so. Any dispute between Guarantor and Holder shall be subject to the dispute resolution requirements of the Stock Purchase Agreement. Holder acknowledges and agrees that the guaranty provisions under this Section IX shall be subject to the terms of all loan agreements to which Guarantor and Maker are a party to, and that this guaranty is subordinate to any guarantee that Guarantor must provide to a lender providing financing in connection with the Stock Purchase Agreement and the transactions contemplated thereby.

     Section  X.     General  Provisions
                     -------------------

          In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Maker or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal, unless Maker shall notify Holder, in writing, that Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law.

          Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

          Maker hereby waives presentment, demand for payment, notice of protest and notice of non-payment.

          This Note is non-negotiable and the obligations of Maker hereunder are subject in all respects to Maker's rights under the Stock Purchase Agreement and
Section  5  of that certain Employment Agreement ("Employment Agreement"), dated
                                                   --------------------
the date hereof, by and between Seller and Mitchell Site Acq, Inc. Seller acknowledges that Maker is a third party beneficiary of the Employment Agreement.

          THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS). ANY DISPUTE

HEREUNDER SHALL BE SUBJECT TO THE DISPUTE RESOLUTION REQUIREMENTS OF THE STOCK PURCHASE AGREEMENT.

         (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the undersigned Maker has hereunto executed and sealed this instrument as of the day and year first above written.


                                        MAKER:


                                        AYIN  HOLDING  COMPANY  INC.


                                        By:
                                             ------------------------------
                                                  Jimmy Taylor
                                                  President


                                        AGREED AND ACKNOWLEDGED BY:


                                        SELLER:


                                        ------------------------------
                                        Matthew B. Mitchell


CHARYS  HOLDING  COMPANY,  INC.
FOR  PURPOSES  OF  SECTION  IX  ONLY:


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


                  (SIGNATURE PAGE TO GOODWILL PROMISSORY NOTE)